                                                        Exhibit 1.A.(3)(d)(i)(b)

                                AMENDMENT NO. 2
                            PARTICIPATION AGREEMENT

  The Participation Agreement (the "Agreement"), dated February 14, 1997, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Pruco Life Insurance Company of New Jersey, a New Jersey life insurance company and Pruco Securities Corporation, a New Jersey corporation, is hereby amended as follows:

  Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                                            SCHEDULE A
                                                            ----------

       FUNDS AVAILABLE UNDER                            SEPARATE ACCOUNTS                                POLICIES FUNDED BY THE
       THE POLICIES                                     UTILIZING THE FUNDS                              SEPARATE ACCOUNTS

       AIM V.I. Growth and Income Fund                  Pruco Life of New Jersey                         Discovery Select Annuity
       AIM V.I. Value Fund                              Flexible Premium Variable                        Contract
                                                        Annuity Account,
                                                        established May 20, 1996

                                                        Pruco Life of New Jersey                         Discovery Choice Annuity
                                                        Flexible Premium Variable                        Contract
                                                        Annuity Account,
                                                        established May 20, 1996

                                                        Pruco Life of New Jersey                         PruSelect III Variable
                                                        Variable Appreciable Account,                    Universal
                                                        established May 20,1989                          Life Policy

                                                        Pruco Life of New Jersey                         Suvivorship Variable
                                                        Variable Appreciable Account,                    Universal
                                                        established May 20,1989                          Life Policy



All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: _____________________

                                         AIM VARIABLE INSURANCE FUNDS, INC.


  Attest:  /s/                           By:  /s/
          ----------------------             -------------------------
  Name: Nancy L. Martin                  Name: Robert H. Graham
  Title: Assistant Secretary             Title: President

  (SEAL)

                                         A I M DISTRIBUTORS, INC.

  Attest:  /s/                           By:  /s/
          ----------------------             -------------------------
  Name: Nancy L. Martin                  Name: Michael J. Cemo
  Title: Assistant Secretary             Title: President

  (SEAL)

                                         PRUCO LIFE INSURANCE COMPANY
                                         OF NEW JERSEY

  Attest:  /s/                           By:  /s/
          ----------------------             -------------------------
  Name:  Thomas C. Castano               Name: Dennis G. Sullivan
  Title:  Assistant Secretary            Title:  VP & Chief Accounting Officer

  (SEAL)


                                         PRUCO SECURITIES CORPORATION

  Attest:  /s/                           By:  /s/
          ----------------------             -------------------------
  Name:  Thomas C. Castano               Name: Clifford Kirsch
  Title:  Assistant Secretary            Title:  Chief Legal Officer

  (SEAL)